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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment No. 2 to Registration Statement No. 333-108483 of Alkermes, Inc. on Form S-1 of our report dated May 23, 2003 (June 18, 2003 as to Note 15), appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


/s/ DELOITTE & TOUCHE LLP


Boston, Massachusetts
October 30, 2003